EXHIBIT 10.14

                                LEASE AGREEMENT
                               (triple net lease)


         This LEASE AGREEMENT ("Lease"), made and entered into by and between TRANSWESTERN HOHOKAM, L.L.C., a Delaware limited liability company hereinafter referred to as "LANDLORD", and CPI DEVELOPMENT, INC., A CALIFORNIA CORPORATION, hereinafter referred to as "TENANT", upon the following terms and conditions:

                                   AGREEMENT

         1. LEASED PREMISES. In consideration of the rents reserved and the covenants and agreements herein contained on the part of Tenant to be observed and performed, Landlord hereby demises, lets and leases unto Tenant, and Tenant hereby rents from Landlord, those certain premises consisting of a space containing an area of approximately 2,216 square feet (hereinafter celled the "Leased Premises") and constituting a part of the office/warehouse building (hereinafter called the "Building") located at 1403 West 10th Place, Suite B104, Phoenix, Maricopa County, Arizona which Building is located upon the lot, tract or parcel of land more particularly described on Exhibit "B" attached hereto and made a part hereof for all purposes. If the Building is in a development containing one or more other buildings, such buildings together with all related site land, improvements, parking facilities, common areas, driveways and landscaping, together with the Building, shall be referred to as the "Project".

         The purpose of the site plan attached as Exhibit "B" is to show the approximate location, of the Leased Promises. Landlord reserves the right at any time to relocate, vary and adjust the size of the various buildings, covenants, automobile parking areas. and other common areas as shown on said site plan. The use and occupancy by Tenant of the Leased Premises shall include the use, in common with others entitled thereto, of the common service areas, loading facilities, pedestrian walks, automobile driveways and parking areas, all as shown on the site plan attached hereto as Exhibit "B".

         In determining the number of square feet of area of the Leased Premises, Tenant acknowledges that the Leased Premises includes the usable area, without deduction for columns or projections, multiplied by a load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the Building.

         2. TERM. To have and to hold the Leased Premises for a term commencing on June 28, 1999 ("COMMENCEMENT DATE") and ending on JUNE 30, 2002. However, if for any reason, Landlord is unable to deliver possession of the Leased Premises on the Commencement Date, Landlord shall not be liable for any damage caused by the delay, nor shall this Lease be void or voidable but, rather, it is agreed that the Lease term shall commence upon the date Landlord tenders possession of the Leased Premises to Tenant, and unless Landlord elects otherwise, the expiration date of the Lease shall be extended by the number of days delayed from the original Commencement Date as set out above. If this Lease is executed before the Leased Premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the Leased Premises holds over, and Landlord cannot acquire possession of the Leased Premises prior to the date above recited as the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Leased Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the Commencement Date, and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder.

         3. ACCEPTANCE OF LEASED PREMISES. Tenant acknowledges that of Landlord has not made any representations or warranty with respect to the condition or quality of the Leased Premises, Building or Project. Tenant has inspected and accepts the Leased Premises and Building in their present condition as suitable for the purpose for which the Leased Premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that the Leased Premises, Building and common areas are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Leased Premises or Building nor promises to alter, remodel or improve the Leased Premises or Building have been made by Landlord, unless such are expressly set forth in this Lease. After the Commencement Date Tenant shall,. upon demand,. execute and deliver to Landlord a letter of acceptance of delivery of the Leased Premises.

         4. BASE RENT AND SECURITY DEPOSIT.

                  (a) Tenant agrees to pay to Landlord rent for the Leased Premises in advance, without demand, deduction or set off, for the entire term hereof at the rate of; Year 1: $1,551.20 per month, $18,614.40 per year; Year 2:
$1,595.52 per month, $19,146.24 per year; Year 3: $1,639.84 per month,
$19,678.08 per year. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the Lease period shall be prorated.

                  (b) In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of $3,191.04, which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury. expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled.

                  (c) Tenant agrees to pay the Landlord, as additional rent, concurrent with each monthly base rent installment (or concurrently with any other payment of rent), all privilege, sales, gross receipts, excise, rental or other tax, imposed upon the rentals or monetary obligations herein provided to be paid by Tenant, or upon the rentals or sums received by Landlord, however denominated, whether such imposition of tax be by a federal, state or local government or any subdivision thereof.

         5. TENANT'S PRO RATA SHARE OF BUILDING COSTS. Subject to all of the provisions of this Lease relevant hereto, Tenant promises and agrees to pay, as additional rent hereunder and as provided herein, at the office of the Landlord or at such other place designated by Landlord, without any prior demand therefor and without any prior demand or set-off throughout the term of this Lease, Tenant's Pro Rata Share of certain Building expenditures made by Landlord, as follows:

                  (a) Real Estate Taxes, as defined in. Article 6;

                  (b) Common Area Maintenance Costs, as defined in Article 7;

                  (c) Building Insurance Costs, as defined in Article 8; and

                  (d) Management fees, as defined in Article 7.

The amounts due from Tenant as Tenant's Pro Rata Share of Real Estate Taxes, Common Area Maintenance Costs and Insurance shall be estimated by Landlord for each calendar year and paid by Tenant in equal installments of one-twelfth (1/12) of such estimated amount, monthly in advance, upon the first day of each calendar month provided, however, if the tern shall commence upon a day other than the first day of the calendar month, Tenant shall pay upon the commencement date of this Lease a portion of Tenant's Pro Rata Share of said expenses calculated on a per diem basis with respect to the fractional month preceding the commencement of the first full calendar month of the term of this Lease. Said amounts shall be adjusted between Landlord and Tenant annually and at the expiration or earlier termination of this Lease, and payment shall be made to, or refund made by, Landlord, as the case may be, and Landlord shall receive the precise amount due as Tenant's Pro Rata Share of the actual cost of said Real Estate Taxes, Common Area Maintenance Costs and Insurance for the preceding calendar year or any fractional calendar year. Controllable expense increases shall be capped at 5% per year. Controllable expenses shall not include all taxes or insurance.

Tenant will pay Landlord the sum of the following per month, in advance, payable at the same time and place as the minimum rent is payable, as estimated charges for Tenant's Pro Rata Share of Real Estate Taxes, Common Area Maintenance Costs and Insurance Costs for 1999 is $2.40 per square foot.

         The estimated charge as set out above are subject to changes from time to time throughout the Lease term. Failure to pay any one or all of Tenant's Pro Rata Share of certain Building expenditures shall be constitute an event of default hereunder.

         6. TAXES.

                  (a) "TAX YEAR" means the calendar and/or fiscal year basis upon which taxes and/or special assessments/districts are assessed upon the Building throughout the term of this Lease.

                  (b) "REAL ESTATE TAXES" means the amount (in dollars) of taxes and/or special assessments levied or assessed against the land and improvements of the Building, said taxes to be either ad valorem taxes or a substitution therefor which may be designated as appropriate by applicable governing authorities, in any tax year or fractional part thereof. Excluded are all estate or death, succession, income or franchise taxes.

                  (c) "TENANT'S PRO RATA SHARE OF REAL ESTATE TAXES" means that amount obtained by multiplying the Real Estate Taxes by a fraction, the numerator of which is the square foot area of the Leased Premises and the denominator of which is the gross leasable area of the Building.

                  (d) "BUILDING" for the purposes of this Section 6 meets all of the real estate and the buildings and other improvements actually constructed thereon, including common areas, as more specifically shown on the Site Plan attached hereto as Exhibit "B'".

         LANDLORD'S PAYMENT. Subject to the limitations, conditions and agreements contained in this Article, Landlord shall pay before delinquency, all Real Estate Taxes. On or before one hundred eighty (180) days after the end of the Tax Year, Landlord shall render a statement showing the total of Tenant's Estimated Tax Payments made in advance during the preceding Tax Year, and the balance, if any, then due from Tenant. At the time of rendering the statement, Landlord shall submit to Tenant a true copy of the tax bills. Taxes and/or special assessments/districts for a fractional year, if any, shall be prorated. Landlord's failure to provide the statements shall not relieve Tenant of any liability hereunder.

         TENANT'S LIABILITY. Tenant promises and agrees to pay as additional Rent Tenant's Estimated Pro Rata Share of Real Estate Taxes, monthly in advance, on the first day of each calendar month, in an amount estimated by Landlord as provided above.

         ANNUAL ADJUSTMENT. Within ten (10) days after the receipt of Landlord's statement showing the total amount paid in advance by Tenant and a copy of the paid tax bills showing the actual taxes paid or to be paid by Landlord, there shall be an adjustment between Landlord and Tenant. Tenant shall pay to Landlord on demand the difference between the amount paid by Tenant and the actual amount due. If the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, the excess shall be credited by Landlord against any amounts then due and owing by Tenant to Landlord, and any remaining net surplus shall then be refunded by Landlord to Tenant. Failure of Tenant to pay Tenant's Pro Rata Share of Real Estate Taxes in the manner and time provided herein shall constitute an event of default hereunder.

         PERSONAL PROPERTY TAX. Tenant shall pay all personal property taxes with respect to any personal property located in or comprising the Building.

         7. COMMON AREA MAINTENANCE. Landlord agrees to maintain and repair throughout the term hereof the common areas and facilities of the Building, including, without limitation, the automobile entrances, exits, driveways, parking areas, pedestrian walks, landscaped areas, public toilets, meeting rooms, lighting facilities, service areas and Building signs not otherwise the responsibility. of Tenant as set out in this Lease (said areas hereinafter called the "Common Area"). Landlord's maintenance and repairs shall include all repairs and replacements and the supplies and materials therefor, which in Landlord's reasonable judgment are necessary to preserve the utility of the Common Area and facilities in the condition same were in at the time of completion, reasonable wear and tear only excepted.

         As used herein, the term "COMMON AREA MAINTENANCE COSTS" shall mean all costs and expenses of every kind paid or incurred during the terns of this Lease in connection with the operation and upkeep of the Common Area and facilities within the Building, and where necessary, the cost of replacing any of said common facilities and the cost of policing and protecting same. In addition to the foregoing, the Common Area Maintenance Costs may include a reserve fund of ten percent (10%) of the aggregate Common Area Maintenance Costs, which reserve fund will be put into an escrow account and accrue interest until such time as a major repair such as resurfacing the parking lot or major concrete drive replacement, where it shall be applied against such "MAJOR REPAIR COST". Also, in addition to the foregoing, the Common Area Maintenance Costs shall include but not limited to, maintenance; and repair costs, management fees, wages and fringe benefits payable to employees of Landlord whose duties are connected with the operation and maintenance of the Building and common areas, all services, supplies, repairs, replacements or other expenses for maintaining and operating the Building. Tenant's Pro Rata Share of the Common Area Maintenance Costs means that amount obtained by multiplying said Costs by a fraction, the numerator of which is the square foot area of the Leased premises and the "denominator of which is the gross leasable area of the Building. Tenant promises to pay as additional rent Tenant's Pro Rata Share of Common Area Maintenance Costs monthly in advance, on the first day of each calendar month in an amount estimated by Landlord as provided above. Landlord's failure to provide the statements shall not relieve Tenant of any liability hereunder.

         ANNUAL ADJUSTMENT. Within ten (10) days after the receipt of Landlord's statement showing the total amount paid in advance by Tenant and a cop of the Common Area Maintenance bills showing the actual monies paid or to be paid by Landlord, there shall be an adjustment between Landlord and Tenant. Tenant shall pay to Landlord on demand the difference between the amount paid by Tenant and the actual amount due. If the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, the excess shall be credited by Landlord against any amounts then due and owing by Tenant to Landlord and any remaining net surplus shall then be refunded by Landlord to Tenant. Failure of Tenant to pay Tenant's Common Area Maintenance Costs in the manner and time provided herein shall constitute an event of default hereunder.

         8. INSURANCE.

         TENANT'S LIABILITY INSURANCE. Tenant agrees, at Tenant's sole cost, to maintain in force during the term of this Lease a policy or policies of comprehensive public liability insurance, including property damage, written by one or more responsible insurance companies approved by Landlord and licensed to do business in Arizona, which insurance companies shall be rated not less, than A-13 by Best Guide Rating, insuring Tenant and naming, as additional named insured, Landlord and such other person, firms or corporations as are designated by Landlord and acceptable to said insurance companies, insuring against loss of life, bodily injury and/or property damage with respect to the Leased Premises and the business operated by Tenant and any subtenant, licensee, concessionaire or assignee of Tenant in the Leased Premises or Building, in which the limit of public liability shall not be less than ONE MILLION AND N0/100 DOLLARS ($1,000,000.00) single limit bodily injury and in which the limit of property damage liability shall be not less than FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00). Additionally, Tenant shall maintain at Tenant's sole cost, plate glass insurance on the windows and door or doors of the Leased Premises. Each such policy shall be non-cancelable for any cause without first giving Landlord thirty (30) days prior written notice. Subject to all of the foregoing, the insurance coverage required to be furnished by Tenant pursuant to this Section 8 may be in a blanket policy covering all of Tenant's operations. A copy of each such policy, or a certificate of such insurance together with a receipt showing all premiums paid thereon for at least one (1) year in advance, shall be delivered to Landlord upon the commencement of the term of this Lease and annually thereafter upon the first day of each lease year throughout the term hereof.

         LANDLORD'S LIABILITY INSURANCE. Landlord agrees to maintain in force during the term of this Lease a policy or policies of comprehensive public liability insurance, including, property damage, written by one or more responsible insurance companies approved by Landlord and licensed to do business in Arizona insuring Landlord against loss of life, bodily injury and/or property damage with respect to the common areas of the Building and the operation of the Building, in which the limit of public liability shall be not less than FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) single limit bodily injury and in which the limit of property damage liability shall be not less than ONE HUNDRED THOUSAND AND N0/100 DOLLARS ($100,000.00). In addition, Landlord may maintain in force such umbrella policy or policies of public liability insurance as Landlord, in its sole discretion, may deem appropriate.

         LANDLORD'S FIRE AND EXTENDED COVERAGE INSURANCE. Landlord agrees to procure and keep in effect during the term of this Lease a policy or policies of fire and extended coverage insurance covering the Building, or separate fire rating division as determined by the State Board of Insurance which includes the Leased Premises, including rent abatement, vandalism and malicious mischief coverage, written by an insurance company authorized to do business within the State of Arizona, and in an amount equal to not less than eighty percent (80%) of the replacement cost of the premises covered. Such insurance shall provide protection against losses so insured against for the benefit of Landlord and any mortgagee of Landlord, subject to the terms and provisions of this Lease and any mortgage; provided, however, that all proceeds payable "by any insurance company under such policy or policies shall be payable to such mortgagee, if any, and shall be applied in accordance with the terms of such mortgage; or, if there is no mortgage, the full amount of such proceeds shall be payable to Landlord, and Tenant shall not be entitled to, and shall have no interest in, such proceeds or any part thereof. Such policy or policies shall contain a provision or endorsement with respect to mutual waiver of right of subrogation. The Premium on said insurance shall be paid at lease one (1) year in advance, and Landlord shall, upon request, furnish Tenant proof of such insurance.

         TENANT'S LIABILITY FOR BUILDING INSURANCE COSTS. At the commencement of the term of this Lease and within one hundred eighty (180) days after the commencement of each calendar year (or partial calendar year) thereafter, Landlord shall furnish Tenant a statement, together with a true copy of the premium statement, showing the Building Insurance Costs for the calendar year in which the term commences or the applicable calendar year thereafter and any deductible amount incurred in any loss. Landlord's failure to provide the statement shall not relieve Tenant of any liability hereunder. As used herein, the term "BUILDING INSURANCE COSTS" shall mean the actual premium costs of public liability and fire and extended coverage insurance, including rent abatement insurance required by this Lease to be maintained by Landlord and any deductible incurred in any loss. Tenant's Pro Rata Share of public liability insurance shall be determined by multiplying the total cost of such insurance by a fraction, the numerator of which is the square foot area of the Leased Premises and the denominator of which is the gross leasable area of the Building. Tenant's Pro Rata Share of fire and extended coverage insurance shall be determined by multiplying said total cost of such insurance by a fraction, the numerator of which is the square foot area of the Leased Premises and the denominator of which is the gross leasable area of the Building. Tenant's Pro Rata Share of Building Insurance Costs shall be, paid as additional rent as provided above.

         ANNUAL ADJUSTMENT. Within ten (10) days after the receipt of Landlord's statement showing the total amount paid in advance by Tenant and a copy of the insurance bills showing the actual monies paid or to be paid by Landlord, there shall be an adjustment between Landlord and Tenant. Tenant shall pay to Landlord on demand the difference between the amount paid by Tenant and the actual amount due. If the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, the excess shall be credited by Landlord against any amounts then due and owing by Tenant to Landlord and any remaining net surplus shall then be refunded by Landlord to Tenant. Failure of Tenant to pay Tenant's Insurance Costs in the manner and time provided herein shall constitute an event of default hereunder.

         MUTUAL WAIVER OF SUBROGATION. Notwithstanding any provision in this Lease to the contrary, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action or cause of action, against the other, its officers, employees or agents, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Building or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause is insured against under the terms of standard fire and extended coverage, general, liability insurance policies, regardless of cause or origin, including negligence of the other party hereto, its officers, employees or agents, and each covenants that no insurer shall hold any right of subrogation against such other party.

         9. USE. The Leased Premises shall be used only for the purpose of general offices, receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed, by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including, without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own costs and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Leased Premises all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Leased Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or Project or unreasonably interfere with the use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Leased Premises to be used for any purpose or in any manner (including, without limitation, any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause insurance authority to disallow any sprinkler credits.

         10. LANDLORD'S REPAIRS. Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by Tenant, or Tenant's employees agents or invitee, or caused by Tenant's default hereunder. The term "Walls" as used herein shall not include windows, glass or plate glass, doors, special story fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord small have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defeat.

         11. TENANT'S REPAIRS.

                  (a) Tenant shall at its own cost and expense keep and maintain all parts of the Leased Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass, plate glass doors, any special office entry, interior walls and finish work, floors and floor covering, downspout, gutters, heating and air conditioning systems, lighting, electrical systems, dock boards, truck doors, door bumpers, paving, plumbing lines, equipment, and fixtures, termite and pest extermination, regular removal of trash and debris, including rail spur areas, keeping the common areas, parking areas, driveways, alleys and the whole of the Leased Premises in a clean and sanitary condition, and maintaining any spur track serving the Leased Premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the Leased Premises, if requested by the railroad company). Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord except with respect to tornado or hurricane damage.

                  (b) Tenant shall not alter or damage any demising or common wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitee.

                  (c) In the event the Leased Premises constitute a portion of a multiple occupancy building, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the Building, and if Tenant uses the rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of the repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting the tracks, such share to be a fraction, the numerator of which is the space contained in the Leased Premises, and the denominator of which is the entire space occupied by rail users in the Building which sum shall be due and payable ten (10) days after receipt of a statement thereafter.

                  (d) Tenant shall, at its own costs and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Leased Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Leased Premises.

         12. TENANT IMPROVEMENTS AND ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Leased Premises (including but not limited to roof and wall penetrations) or Building or use any portion of the roof without the prior written consent of Landlord. All Tenant alterations, additions and/or improvements shall comply with insurance requirements and with all applicable laws, ordinances, and regulations. Additionally, all Tenant alterations, additions and/or improvements shall be in accordance with Landlord's specifications. All Tenant alterations, additions and/or improvements shall be constructed, lien-free, in a good and workmanlike manner by a licensed contractor. All plans and specifications for Tenant's alterations, additions and/or improvements shall be submitted to Landlord for Landlord's written approval. No other portion of the Building or the Project shall be subject to any municipal or other requirement to upgrade or otherwise modify any improvement by reason of such improvements. Tenant agrees that Landlord may monitor all phases of Tenant's construction. Tenant shall reimburse Landlord for Landlord's reasonable expenses for reviewing plans and documents and in monitoring construction. Landlord's review of plans and monitoring construction shall be solely for Landlord's own benefit and shall impose no duty or obligation on Landlord to confirm that the plans and specifications and/or construction comply with applicable laws, codes, rules, or regulations. At Landlord's request, Tenant shall obtain payment and performance bonds approved by Landlord, for any Tenant construction which bonds shall be delivered to Landlord prior to commencement of construction. Upon completion of Tenant's construction, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors, subcontractors and suppliers who performed work or supplied materials along with final lien waivers from such contractors, subcontractors and suppliers. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, erect such shelves, bins, machinery, and trade fixtures as it may deem advisable, without altering the basic character of the Building or improvements and without overloading or damaging such Building or improvements, and in each case, complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall pay all property taxes thereon. Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Leased Premises to its original condition by the date of termination of this Lease or upon earlier vacating of the Leased Premises; provided, however, that if Landlord so elects prior to termination of this Lease or upon earlier vacating of the Leased Premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination or this Lease or upon earlier vacating of the Leased Premises and shall be delivered up to the Landlord with the Leased Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Leased Premises if required shall be accomplished in a good workmanlike manner so as not to damage the primary Structure or structural qualities of the buildings and other improvements situated on the Leased Premises (SEE EXHIBIT "C").

         13. SIGNS. Tenant shall have the right to install signs upon the Leased Premises only when first approved in writing by Landlord and subject to delivery to Landlord of an applicable sign permit and any applicable governmental laws, ordinances, regulations, Landlord's or other architectural controls, and other requirements. Tenant shall remove all such signs by the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Building and other improvements, and Tenant shall repair any injury or defacement, including, without limitation, discoloration, caused by such installation and/or removal.

         14. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Leased Premises and Building at any reasonable time during business hours, for the purpose of ascertaining the condition of the Leased Premises or in order to grade such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Leased Premises at any reasonable time during business hours for the purpose of showing the Leased Premises and shall have the right to erect on the Leased Premises a suitable sign indicating the Leased Premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Leased Premises and shall arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange to meet with Landlord for a joint inspection of the Leased Premises prior to vacating, Landlord's inspection at or after Tenant's vacating the Leased Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

         15. UTILITIES. Landlord agrees to provide at Landlord's cost water, electricity and telephone service connections into the Leased Premises; but Tenant shall pay for al1 water, gas, heat, light, power, telephone, garbage, sewer, sprinkler charges and other utilities and services used on or from the Leased Premises, together with any deposits, taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities, as well as shall furnish all electric light bu1bs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay Tenant's reasonable proportion, as determined by Landlord, of all charges jointly metered with other premises, Landlord shall in no event be liable for any interruption or failure of utility services on the Leased Premises.

         16. ASSIGNMENT AND SUBLETTING.

                  (a) Tenant will not assign this Lease or any interest therein, or allow same to be assigned by operation of law or otherwise, or sublet the Leased Premises or any part thereof or permit any other party to possess the Leased Premises or any part thereof without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Notwithstanding any permitted assignment or subletting. Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. No consent to one assignment or subletting shall waive the requirement for the consent of Landlord to future assignments and sublettings. If the Leased Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tennant from the further performance of Tenant's obligations hereunder. For purpose of this Lease and transfer of more than fifty percent (50%) of the beneficial interest in Tenant or of the control of Tenant (if Tenant is a partnership, corporation, limited liability, company, trust, or other type of business, organization or entity) shall constitute an assignment of this Lease.

                  (b) If Tenant small propose to sublet or assign this Lease, it shall so notify Landlord in writing not less than thirty (30) days prior to the date of the proposed assignment or subletting. The notice shall set forth the name of the proposed subtenant or assignee, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, proof satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and hereafter use the entire Leased Premises (or any sublet portion thereof) for the remaining term of this Lease (or for the entire term of the sublease, if shorter).

                  (c) Landlord shall have the option, in the event of any proposed assignment or subletting, to cancel this Lease as of the date the subletting or assignment described in Tenant's notice is to be effective. The option shall be exercised, if at all, by Landlord's giving Tenant written notice thereof within twenty (20) days following Landlord's receipt of Tenant's written request. Upon cancellation, Tenant shall pay to Landlord all costs or charges which are the responsibility of Tenant hereunder through the date of cancellation, and Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease. Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other under this Lease, except with respect to obligations or liabilities which accrue hereunder as of the cancellation date in the same manner as if such cancellation date were the date originally fixed for the expiration of the term hereof. Without limitation, Landlord may lease the Leased Premises to the prospective subtenant or assignee, without liability to the Tenant. Landlord's failure to exercise any right hereunder shall not waive Landlord's right as to any subsequent proposed sublease or assignment, nor shall any such failure be deemed to constitute Landlord's right as to any subsequent proposed sublease or assignment, nor shall any such failure be deemed to constitute Landlord's approval of the proposed sublease or assignment.

                  (d) If Landlord does not cancel this Lease, Landlord agrees to approve any assignment by Tenant to any corporation succeeding to substantially all the business and assets of Tenant by merger, consolidation, purchase of assets or otherwise, or the any assignment or subletting to a corporation which is an affiliate of tenant. In other cases, provided that there is no event of default on the part of Tenant (or circumstances which, with the passing of time, giving of notices, or both, would Constitute an event of default, Landlord agrees not to unreasonably withhold approval of any proposed subletting or assignment as to which Landlord declines its rights of cancellation hereunder provided the proposed transaction is consummated within thirty (30) days after Landlord's approval, is upon the same terms and conditions disclosed to Landlord in Tenant's notice, and the assignment or subletting is with another financially responsible party whose use of the Leased Premises will not depreciate the value of the Leased Premises, or the value of the property adjacent thereto, or will not be extra hazardous with reference to the risk of fire or other hazards, and shall not result in any additional environmental risk for the Project. In the event Landlord does not consent to an assignment, Tenant's sole remedy shall be to seek specific performance, not monetary damages. Any assignment or subletting without Landlord's approval, where required hereunder, shall be void and of no effect.

                  (e) Landlord shall have the right to transfer and assign, in whole or in part, any of its rights under this Lease, and in the Building or Project referred to herein; and to the extent that such assignee assumes Landlord's obligations hereunder, Landlord shall by virtue of such assignment be released from such obligations under this Lease.

         17. FIRE AND CASUALTY DAMAGE.

                  (a) If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

                  (b) If the Building should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged, thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

                  (c) If the Building should be damaged by any peril covered by the insurance to be provided by Landlord this Lease, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole costs and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, alterations, additions and other improvements which may have been placed in, on or about the Leased Premises by Tenant. If the Leased Premises are untenantable, the rent owed by Tenant shall not be abated but shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord within ten (10) days after expiration of such two hundred (200) day period as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate. Failure by tenant to timely terminate this Lease as set forth in the preceding sentence shall be deemed a waiver by Tenant of its right to do so.

                  (d) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Leased Premises requires that the insurance proceeds be applied to such indebtedness, than Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days alter such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

                  (e) This Lease shall be considered an express agreement governing any case of damage to or destruction of the Leased Premises or building by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of express agreement, shall have no application.

         18. CONDEMNATION.

                  (a) If the whole or any substantial part of the Leased Premises should be taken from any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Leased Premises for the purposes for which they are being used, this Lease shall terminate and the rent shall be abated during the unexpired portion, of this Lease, effective when the physical taking of the Leased Premises shall occur.

                  (b) If part of the Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lien thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the vent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

                  (c) All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof (including without limitation all value for the leasehold estate under this Lease), shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for separate award which is specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself. Tenant shall make no claim and hereby assigns its award to Landlord for the value of any unexpired lease term.

         19. HOLDING OVER. If Tenant holds over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than ten (10) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice regardless of any shorter statutory period. During the hold over, all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any holdover, an amount equal to two (2) times the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this paragraph shall not be construed as Landlord's consent for Tenant to hold over.

         20. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Leased Premises, good title to the Leased Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then Tenant agrees to take the Leased Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rentals herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Leased Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

         21. TENANT'S EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

                  (a) Tenant shall fail to pay any installment of the rent or additional rent herein reserved when due, or any payment with respect to Tenant's Pro Rata Share of Building expenditures hereunder when due, or any other payment or reimbursement to Landlord required herein when, due, and such failure shall continue for a period of five (5) days from the date such payment was due.

                  (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                  (c) Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant.

                  (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

                  (e) Tenant shall desert or vacate any substantial portion of the Leased Premises.

                  (f) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

         22. LANDLORD'S REMEDIES. Upon the occurrence of any such events of default described in Paragraph 19 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                  (a) Terminate this Lease by written notice to Tenant given at any time, or terminate Tenant's rights to possession of the Leased Premises under this Lease (but not the Lease, itself), and in either event Landlord shall have the right to immediate possession of the Leased Premises and may reenter the Leased Premises, change the locks and remove all persons and property then from using all force necessary for this purpose without being guilty in any manner of trespass or otherwise; and any and all damages to Tenant, or persons holding under Tenant, by reason of such re-entry are hereby expressly waived; and any such termination or re-entry on the part of Landlord shall be without prejudice to any remedy available to Landlord for arrears of rent, breach of contract, damages or otherwise, nor shall the termination of this Lease or of Tenant's rights of possession under this Lease by Landlord acting under this subsection be deemed in any manner to relieve Tenant from the obligation to pay the rent and all other amounts due or to become due as provided in this Lease for and during the entire unexpired portion then remaining of the Lease term. In the event of termination of this Lease or of Tenant's rights of possession under this Lease by Landlord as provided in this subparagraph, Landlord shall have the further right (but not the obligation) to relet the Leased Premises upon such terms, conditions and covenants as are deemed proper by Landlord for the account of Tenant, and in such event, Tenant shall pay to Landlord all costs of renovating and altering the Leased Premises for a new tenant or tenants in addition to al1 brokerage and/or legal fees incurred in connection therewith. Landlord shall credit Tenant only for such amounts as are actually received from such reletting during the then remaining Lease term. At the written election of Landlord made at any time, as a liquidated amount and not as a penalty, Tenant covenants and agrees to pay as damages to Landlord, upon any such termination by Landlord of this Lease or of Tenant's rights of possession under this Lease, such sum as at the time of such termination equals the amount of the excess, if any, of the then present value of all the rent which would have been due and payable hereunder during the remainder of the full Lease term (had Tenant kept and performed all agreements and covenants of Tenant set forth in this Lease) over and above the then present rental value of the Leased Premises for said remainder of the Lease term, as determined by Landlord. For purposes of present value calculations, Landlord and Tenant stipulate and agree to a discount rate of six (6) percent per annum.

                  (b) Without terminating this Lease, to enter upon the Leased Premises and without being guilty in any manner of trespass or otherwise and without liability for any damage to Tenant or persons holding under Tenant by reason of such re-entry, all of which are hereby expressly waived, and to do or perform whatever Tenant is obligated hereunder to do or perform under the terms of this Lease; and/or Tenant shall reimburse Landlord on demand for any expenses or other sums which Landlord may incur or expend plus fifteen percent (15%) thereof to cover Landlord's overhead and administrative cost, pursuant to this subparagraph, and Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise; provided, however, nothing in this subsection shall be deemed an obligation or undertaking by Landlord to remedy any such defaults of Tenant.

                  (c) Without waiving such event of default, apply all or any part of the security deposit to cure the errant of default or to any damages suffered as a result of the event of default to the extent of the amount of damages suffered. Tenant shall reimburse Landlord for the amount of such depletion of the security deposit on demand.

                  (d) In addition to any of the remedies noted above or hereinafter, Landlord is entitled to distraint for rent and is authorized to enter upon and take possession of the Leased Premises and remove any property that may be found within the Leased Premises. Landlord shall have the right to change any and all locks and other security devices restricting access to the Leased Promises. To the extent permitted by law, Tenant hereby waives: (i) any notices of Landlord's intent to re-enter or re-take possession of Leased Premises; (ii) any notice provided by statute or otherwise of such re-entry, or repossession or changing of locks; (iii) any claim or cause of action, whether based on trespass, conversion, or otherwise, against Landlord or Landlord's agents, employees, officers, or contractors for any damages caused by the alteration of any locks or reentry or repossession by Landlord, whether or not caused by the negligence of Landlord or otherwise; and (iv) any right of redemption, re-entry, or repossession of Tenant and any notice of legal proceeding for re-entry, including actions for forcible detainer and entry.

                  (e) Specifically enforce any provision of this Lease.

         Provided that Landlord has not terminated the Lease in writing or permanently excluded Tenant from the Leased Premises, Landlord shall not be obligated to provide a new key to Tenant except during Landlord's normal business hours, and only after the following: (1) Tenant cures all events of default existing at the time of lock-out, including payment of late charges and reasonable expenses of lock-out (which shall include the cost of security services and removal of old locks and installation of new locks), and (2) Tenant has provided Landlord additional security or further assurances of Tenant's future performance of all Tenant's obligations arising under the Lease, such security or assurances to be satisfactory to Landlord in the exercise of Landlord's sole and absolute discretion, which security may include, but is not limited to, a requirement that the security deposit be increased to an amount equal to three (3) months rent. Such lock-out should not be deemed to be a termination of the Lease unless Landlord gives a written notice of termination to Tenant. It is agreed that if Tenant abandons or vacates the Leased Premises, Landlord may take such steps as Landlord deems necessary, appropriate, or desirable to protect the Leased Premises and the property therein from deterioration, including but not limited to, the lock-out of Tenant as described herein.

         In the event Tenant fails to pay any installment of rent or any reimbursement, additional rental, or any other payment hereunder as and when such payment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment, reimbursement, additional rental or any other payment and the failure to pay such late charge within ten (10) days after demand therefore shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         Pursuit of any of the forgoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Notwithstanding anything in this Lease to the contrary, no act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of the Leased Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with any attorney concerning or to enforce of defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

         All sums due and owing by Tenant to Landlord under this Lease shall bear interest from the date due until paid at the greater of (i) two percent (2%) above the "prime rate" per annum of Bank One, Arizona, or its successor in effect on said due date or (ii) eighteen percent (18%) per annum. In either case, such interest to be compounded daily; provided, however, in no event shall the rate of interests hereunder exceed the maximum non-usurious rate of interest (hereinafter called the "Maximum Rate") permitted by the applicable laws of the State of Arizona or the United States of America, whichever shall permit the higher non-usurious rate, and as to which Tenant could not successfully assert a claim or defense of usury.

         23. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, receivables, chattel paper and other personal property of Tenant situated on the Leased Premises, and such property shall not be removed there from without the consent of Landlord until all arrearage in rent as well as any and all other sums of money them due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any ether remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this paragraph at public or private sale upon five (5) days notice to Tenant. Tenant, hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

         24. SUBORDINATION. This Lease and all rights of Tenant hereunder are subject and subordinate (i) to any mortgage or deed of trust, blanket or otherwise, which does now or may hereafter affect the Building (and which may also affect other properties) and (ii) to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such mortgage or deed of trust. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instruments shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that may be necessary or proper to more effectively subordinate this Lease and all rights of Tenant hereunder to any such mortgage or deed of trust or to confirm or evidence such subordination. In the event Tenant shall fail or neglect to execute, acknowledge and deliver any subordination agreement or certificate, Landlord in addition to any other remedies it may have, as the agent and attorney in fact of Tenant, execute, acknowledge and deliver the same and Tenant hereby irrevocably nominates, constitutes and appoints Landlord Tenant's proper and legal agent and attorney in fact for such purposes. Such power of attorney shall not terminate on disability of the principal. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage or if the Building is sold to any purchaser, to attorney to and recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by any of the mortgages or deeds of trust be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. Tenant hereby irrevocably appoints Landlord and the holders of the indebtedness or other obligations secured by the aforesaid mortgages and/or deeds of trust jointly and severally the agent and attorney shall not terminate on disability of the principal. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligation of Tenant hereunder in the event any such foreclosure proceedings is brought or trustee's sale occurs and agrees that this Lease shall not be affected in any way whatsoever by any such foreclosure proceeding or trustee's sale unless the holder(s) of the indebtedness or other obligations secured by said mortgages and/or deeds of trust shall declare otherwise. Notwithstanding the foregoing, if any trustee, mortgagee or ground lessor shall elect to have this Lease prior to the lien of its deed of trust, mortgage or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust, mortgage or ground lease, whether this Lease is dated prior to or subsequent to the date of the deed of trust, mortgage or ground lease, or the date such instrument is recorded is prior to or subsequent to the date of this Lease, and Tenant hereby agrees and shall attorney to such party and their successors and assigns upon request.

         25. LANDLORD'S DEFAULT. Landlord shall only be deemed to be in default on the terms of the Lease in the event Landlord shall violate, neglect, or fail to observe, kept or perform any covenant or agreement which is not observed, kept, or performed by Landlord within thirty (30) days after the receipt by Landlord of Tenant's written notice of such breach which notice shall specifically set out the breach. Landlord shall not be considered in default so long as Landlord commences to cure the breach in a diligent and prudent manner and is allowed such additional time as reasonably necessary to correct the breach. Notwithstanding any provisions to the contrary contained in this Lease, no personal liability of any kind or character whatsoever shall attach or at any time hereafter attach under any conditions to Landlord or any subsidiary, affiliate or partner of Landlord or their respective officers, directors, shareholders, or employees for payments of any amounts due under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Leased Premises it being understood that in no event shall a judgment for any deficiency or monetary claim be sought, obtained or enforced against landlord or any subsidiary, affiliate or partner of Landlord or their respective officers, directors, shareholders or employees. In no event shall Landlord be liable for any consequential, special, punitive or exemplary damages.

         26. MECHANIC'S LIENS. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Leased Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if it all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Leased Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Leased Premises or the improvements thereon and that it will indemnify, defend and save and hold Landlord harmless for, from and against any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Leased Premises or under the terms of this Lease.

         27. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

                  (a) All rent and other payments required to be made by Tenant to landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

                  (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                  (c) Any notice or document required or permitted to be Delivered hereunder shall be deemed to be delivered whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have heretofore specified by written notice delivered in accordance herewith:

         Landlord:                              Tenant:
         ---------                              -------
         8222 South 48th Street, Suite 135      1403 West 10th Place, Suite B104
         Phoenix, AZ 85044                      Tempe, AZ 85281

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for their receipt of notices and payments to Landlord; if and when included within the term "Tenant" as used in this instrument, their are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental

United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

         28. MISCELLANEOUS.

                  (a) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

                  (b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

                  (c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

                  (d) Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

                  (e) This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

                  (f) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payments obligations with respect to taxes and insurance and all obligations concerning the condition of the Leased Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Leased Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Leased Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and working order. Tenant shall also, prior to vacating the Leased Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Tenant's pro rata share of Building Costs for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph.

                  (g) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

                  (h) Because the Leased Premises are on the open market and are presently being shown, this Lease shall be treated as an offer with the Leased Premises being subject to prior lease and such offer to withdrawal or non-acceptance by Landlord or to other use of the Leased Premises without notice, and this Lease shall not be valid or binding unless and until accepted by Landlord in writing.

                  (i) All references in this Lease to "the date hereof" or similar referenced shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

                  (j) It is expressly stipulated and agreed that none of the obligations to be undertaken by Landlord hereunder shall constitute any form of warranty, express or implied, all such obligations being contractual covenants of performance. Without limiting the generality of the foregoing, THERE IS NO WARRANTY AS TO SUITABILITY, HABITABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE GIVEN IN CONNECTION WITH THIS LEASE. This disclaimer of express and implied warranties and the provisions of Paragraph 8 under which Tenant assumes responsibility for repairs, are provisions bargained for by the parties entering into this Lease. Were warranties undertaken by the Landlord hereunder or were the Landlord agrees to perform repairs beyond that contemplated to be performed by Landlord hereunder, the economics of this Lease would have been affected and it would require an increase in Minimum Rent from that payable hereunder.

                  (k) Tenant agrees to comply with all requirements of the Americans with Disabilities Act (Public Law (July 26, 1990) applicable to the Leased Premises and such other current acts or other subsequent acts, (whether federal or state) addressing like issues as are enacted or amended. Tenant agrees to indemnify and hold Landlord harmless for, from and against any and all expenses, liabilities, costs or damages suffered by Landlord as a result of additional obligations which may be imposed on the Building, or the Property under of such acts by virtue of Tenant's operations and/or occupancy, including the alleged negligence of the Landlord. Tenant acknowledges that it will be wholly responsible for any provision of the Lease which could arguably be construed as authorizing a violation of any act. Any such provision shall be interpreted in a manner which permits compliance with such act and is hereby amended to permit such compliance.

                  (l) In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay the other party's reasonable attorneys' fees.

                  (m) Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

                  (n) Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

                  (o) Landlord and Tenant hereby indemnify and hold each other harmless for, from and against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease due to any action of the indemnifying party.

                  (p) Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements are true and correct in all material respects. Tenant shall deliver upon request copies of its most current financial statements.

                  (q) Landlord reserves the right from time to time to grant easements, rights and dedications and establish restrictions that Landlord deems necessary or desirable, and cause the recordation of plats and restrictions, so long as such easements, rights, dedications, plats and restrictions do not unreasonably interfere with the use of the Leased Premises by Tenant.

         29. EXHIBITS AND ATTACHMENT. All Exhibits, attachments, riders and addenda referred to in this Lease are incorporated in this Lease and made a part hereof for all intents and purposes.

         30. TENANT'S INDEMNITY. Tenant covenants and agrees to indemnify and hold Landlord harmless for, from and against any and all costs, liability or expense arising out of any claims of any person or persons, or imposed by reason of any violation of law or ordinance on account of any occurrence in, upon or at the Leased Premises, or resulting from the occupancy or use thereof by Tenant or by any person or persons holding thereunder, or by reason of the use or misuse of the parking area or any other common facility in the Building by Tenant or by any person or persons holding or using the Leased Premises, or any part thereof, under Tenant, including, without limitation, Tenant's customers, invitees, agents, contractors, employees, servants, subtenants, assignees, licensees or concessionaires. Such indemnity for the benefit of indemnitees shall be enforceable even if indemnitees, or any one or more of them have or has caused or participated in causing such liability and claims by their joint, concurrent or comparative acts, negligent or intentional, or otherwise. Any indemnity provision is intended to indemnify indemnitees against the consequences of their own negligence or fault as provided above, including any so-called active negligence, regardless of whether indemnitees and each of them is jointly, comparatively or concurrently negligent with Tenant or with any other person. Notwithstanding the terms of this Lease to the contrary, the terms of this Paragraph shall survive the expiration or earlier termination of this Lease.

         31. HAZARDOUS MATERIALS.

                  (a) Tenant shall not, without Landlord's prior written content, cause or permit any Hazardous Materials (hereinafter defined) to be stored, used or disposed of in or about the Leased Premises or Project by Tenant, its agents, employees, contractors or invitees, nor shall the use which Tenant makes of the Leased Premises result in any Hazardous Materials

Contamination (hereinafter defined). For purposes of this Lease, the following terms shall have the meanings herein specified.

                           (i) "HAZARDOUS MATERIALS" shall mean (i) any
"hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.A. ss.ss. 6901 et seq.), as amended from time to time, and regulations promulgated thereunder ("RCRA"); (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. ss.ss. 9601 et seq.), as amended from time to time, and regulations promulgated thereunder ("CERCLA"); (iii) any substance, material or waste regulated under applicable state or local law, (iv) asbestos, polychlorinated biphenyls or other substances specifically regulated under the Toxic Substances Control Act (15 U.S.C. ss.ss. 2601 et seq.), as amended from time to time, and regulations promulgated thereunder ("TSCA"); (v) pesticides specifically regulated under the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.A. ss.ss. 135 et seq.), as amended from time to time, and regulations promulgated thereunder ("FIFRA"); (vi) storage tanks, whether or not underground and whether empty, filled or partially filled with any substance;
(vii) the presence of oil, petroleum products, and their by-products; (viii) any substance the presence of which in or about the Property is prohibited by any governmental authority or which is hereafter classified by any governmental authority as a hazardous or toxic waste, material, substance or similar phraseology; and (ix) any other substance which by any governmental authority requires special handling or notification of any governmental authority in its collection, storage, treatment, or disposal.

                           (ii) "HAZARDOUS MATERIALS CONTAMINATION" shall mean
the spillage, leakage, emission or disposal of Hazardous Materials (whether presently existing or hereafter occurring) in or about the buildings, facilities, soil, groundwater, air or other elements in or about the Property or any other property as a result of Hazardous Materials at any time emanating from the Leased. Premises,

                  (b) Notwithstanding the foregoing, Tenant shall be permitted to store, use and dispose of de minimis amounts of Hazardous Materials which are incidental to Tenant's business so long as such amounts does not increase the Landlord's insurance or change the occupancy class of the Building. Such Hazardous Materials and all containers therefore, shall be stored, used and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to such Hazardous Materials. Tenant shall be liable for all costs and expenses related to the storage, use and disposal of such de minimis amounts of Hazardous Materials incidental to Tenant's business and shall indemnify, defend and hold Landlord harmless from any claims or liabilities relating thereto.

                  (c) At the commencement of each "Lease Year" (the term "LEASE YEAR" as used in this Lease shall mean any twelve (12) month period beginning with the Commencement Date and each twelve (12) month period beginning on any anniversary date thereof), Tenant small disclose to Landlord the names and approximate amounts of all Hazardous Materials which Tenant intends to store, use or dispose of in or about the Leased Premises in the coming Lease Year. In addition, at the commencement of each Lease Year (beginning with the second Lease Year), Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials that to Tenant's knowledge were actually stored, used or disposed of in or about the Leased Premises, if such materials were not previously identified to Landlord at the commencement of the previous Lease Years.

                  (d) Tenant shall give written notice to Landlord immediately upon Tenant's acquiring knowledge of the presence of any Hazardous Materials in or about the Leased Premises (subject to the provisions of paragraph b. hereof) or of any Hazardous Materials Contamination with a full description thereof. Landlord shall have the right, but not the obligation, without in any way limiting Landlord's other rights and remedies under the Lease, to enter onto the Leased Premises or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Materials or Hazardous Materials Contamination on the Project following receipt of any notice from any parson or entity asserting the existence of any Hazardous Materials or Hazardous Materials Contamination pertaining to the Leased premises or any part of the Project which, if true, could result in an order, suit, imposition of a lien on the Project, or other action and/or which, in Landlord's sole opinion, could jeopardize Landlord's security under the Lease.

                  (e) TENANT HEREBY AGREES THAT TENANT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD, ITS AGENTS AND EMPLOYEES FOR, FROM AND AGAINST ANY CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS OR EXPENSES (INCLUDING WITHOUT LIMITATION, ATTORNEYS' AND CONSULTANTS' FEES, COURT COSTS AND LITIGATI0N EXPENSES) OF WHATEVER KIND OR NATURE, KNOWN OR UNKNOWN, CONTINGENT OR OTHERWISE, ARISING OUT OF OR IN ANY WAY RELATED TO (A) THE PRESENCE, DISPOSAL, RELEASE OR THREATENED RELEASE AND SUBSEQUENT REMEDIATION OF ANY HAZARDOUS MATERIALS OR ANY HAZARDOUS MATERIALS CONTAMINATION FROM THE LEASED PREMISES; (B) ANY PERSONAL INJURY (INCLUDING WRONGFUL DEATH) OR PROPERTY DAMAGE (REAL OR PERSONAL) ARISING OUT OF OR RELATED TO SUCH HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS CONTAMINATION; OR, (C) THE APPLICABILITY OF ANY LAWS RELATING TO HAZARDOUS MATERIALS ON THE LEASED PREMISES OR CAUSED BY TENANT. THE PROVISIONS OF THIS PARAGRAPH E SHALL BE IN ADDITION TO ANY OTHER OBLIGATIONS AND LIABILITIES TENANT MAV HAVE TO LANDLORD AT LAW OR IN EQUITY AND SHALL SURVIVE THE EXPIRATION OF THIS LEASE OR THE TERMINATION THEREOF. SUCH INDEMNITY FOR THE BENEFIT OF INDEMNITEES SHALL BE ENFORCEABLE EVEN IF INDEMNITEES, OR ANY ONE OR MORE OF THEM HAVE OR HAS CAUSED OR PARTICIPATED IN CAUSING SUCH LIABILITY AND CLAIMS BY THEIR JOINT, CONCURRENT OR COMPARATIVE ACTS, NEGLIGENT OR INTENTIONAL, OR OTHERWISE. ANY INDEMNITY PROVISION IS INTENDED TO INDEMNIFY INDEMITEES AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT AS PROVIDED ABOVE, INCLUDING ANY SO-CALLED ACTIVE NEGLIGENCE, REGARDLESS OF WHETHER INDEMNITEES AND EACH OF THEM IS JOINTLY, COMPARATIVELY OR CONCURRENTLY NEGLIGENT WITH TENANT OR WITH ANY OTHER PERSON. NOTWITHSTANDING THE TERMS OF THIS LEASE TO THE CONTRARY, THE TERMS OF THIS PARAGRAPH SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

         32. MITIGATION OF DAMAGES.

                  (a) GENERAL DUTY TO MITIGATE. Both Landlord and Tenant shall each use commercially reasonable efforts to mitigate any damages resulting from a default of the other party under this Lease.

                  (b) LANDLORD'S DUTY TO MITIGATE DAMAGES. Landlord's obligation to mitigate damages after a default by Tenant under this Lease shall be satisfied in full if Landlord undertakes to lease the Leased Premises to another tenant (a "SUBSTITUTE TENANT") in accordance with the following criteria:

                           (i) Landlord shall have no obligation to solicit or
entertain negotiations with any other prospective tenants for the Leased Premises until Landlord obtains full and complete possession of the Leased Premises including, without limitation, the final and unappealable legal right to possession and therefore the right to relet the Leased Premises free of any claim of Tenant.

                           (ii) Landlord shall not be obligated to offer the
Leased Premises to a prospective tenant when other premises in the Project suitable for that prospective tenant's use are (or soon will be) available.

                           (iii) Landlord shall not be obligated to lease the
Leased Premises to a Substitute Tenant for a rental less than the current fair market rental then prevailing for similar office space in comparable office/warehouse buildings in the same market area as the Project, nor shall Landlord be obligated to enter into a new lease under other terms and conditions that are unacceptable to Landlord under Landlord's then current leasing policies for comparable space in the Project.

                           (iv) Landlord shall not be obligated to enter into a
lease with any proposed tenant whose use would:

                                    A. Violate any restriction, covenant, or
requirement contained in the lease of another tenant of the Project;

                                    B. Adversely affect the reputation of the
Project; or

                                    C. Be incompatible with the operation of the
Project as a first-class office/warehouse building.

                           (v) Landlord shall not be obligated to enter into a
lease with any proposed Substitute Tenant which does not have, in Landlord's reasonable opinion, sufficient financial resources or operating experience to operate the Leased Premises in a first-class manner.

                           (vi) Landlord shall not be required to expend any
amount of money to alter, remodel, or otherwise make the Leased Premises suitable for uses by a proposed Substitute Tenant unless:

                                    A. Tenant pays any such sum to Landlord in
advance of Landlord's execution of a Substitute Lease with such Substitute Tenant (which payment shall not be in lieu of any damages or other sums to which Landlord may be entitled as a result of Tenant's default under this Lease); or

                                    B. Landlord, in Landlord's sole discretion,
determines that any such expenditure is financially justified in connection with entering into any such Substitute Lease.

                  (c) EFFECT OF RELEASING. Upon compliance with the above criteria regarding the releasing of the Leased Premises after a default by Tenant, Landlord shall be deemed to have fully satisfied Landlord's obligation to mitigate damages under this Lease and under any law or judicial ruling in effect on the date of this Lease or at the time of Tenant's default, and Tenant waives and releases, to the fullest extent legally permissible, any right to assert in any action by Landlord to enforce the terms of this Lease, any defense, counterclaim, or rights of set off or recoupment respecting the mitigation of damages by Landlord, unless and to the extent Landlord maliciously or in bad faith fails to act in accordance with the requirements of this Paragraph 32.

                  (d) TENANT'S RIGHTS. Tenant's right to seek damages from Landlord as a result of a default by Landlord under this Lease, shall be conditioned on Tenant taking all actions reasonably required, under the circumstances, to minimize any loss or damage to Tenant's property or business, or to any of Tenant's officers, employees, agents, invitees, or other third parties that may be caused by any such default of Landlord.

         33. SUBSTITUTION. Landlord, at its sole discretion, shall be entitled to cause Tenant to relocate from the Premises to an alternate space, of comparable size and tenant improvements (the "RELOCATION SPACE") within the Building (or within a nearby building within the Project, at Landlord's election) at anytime upon prior written notice to Tenant. The reasonable costs actually incurred in connection with the physical relocation of the Tenant to the Relocation Space shall be at the expense of Landlord or the third party tenant replacing Tenant.


         THE PARTIES EXECUTING this Lease represent and warrant that each such party possesses all lawful rights and authority to enter into this Lease; that there are no judgments, decrees, or outstanding orders of any court prohibiting the execution of this Amendment; and that all required approvals, consents and resolutions necessary to effectuate the terms and provisions of this Lease have been obtained.

         Executed on the dates indicated below. Effective on the latter of the dates indicated below.

                                        LANDLORD:

                                        TRANSWESTERN HOHOKAM, L.L.C., A DELAWARE
Attest/Witness                          LIMITED LIABILITY COMPANY

/S/ ??????                              By:  /S/ TIMOTHY MCCHESNEY
-----------------------------------         -----------------------------------
                                            Timothy McChesney
Title: Administrative Assistant             TRANSWESTERN INVESTMENT COMPANY,
-----------------------------------         LLC, AS AGENT

                                        Its: Vice President

                                        Date:  7/6/99
                                             -----------------------------------


                                        TENANT:
                                        -------
                                        CPI DEVELOPMENT, INC., A CALIFORNIA
Attest/Witness                          CORPORATION

-----------------------------------     By:  /S/ BOB CHRISTIE
                                             -----------------------------------
Title:  President                            Bob Christie
      -----------------------------
                                        Its: President

                                        Date: 6/08/99
                                             -----------------------------------

State of California

County of San Bernardino

         The foregoing instrument was acknowledged before me this 28th day of June, 1999, by Bob Christie, the President of CPI Development, Inc., a California Corporation, on behalf of the ____________.


(Seal and Expiration Date)

  ------------------------------------
            CYNTHIA S. REUTER                    /S/ CYNTHIA S. REUTER
           COMMISSION # 1056609            -------------------------------------
 [SEAL]  NOTARY PUBLIC - CALIFORNIA                   Notary Public
           SAN BERNARDINO COUNTY
        MY COMM. EXPIRES JUL 27, 1999
 -------------------------------------


State of Illinois
County of Cook

         The foregoing instrument was acknowledged before me this 7th day of July, 1999, by Timothy McChesney, the Vice President of Transwestern Investment Company, a limited liability company on behalf of the landlord.


(Seal and Expiration Date)

                                                 /S/ JOSEPH P CONCEPCION
                                           -------------------------------------
                                                      Notary Public
  ------------------------------------
             OFFICIAL SEAL
          JOSEPH P CONCEPCION
   NOTARY PUBLIC, STATE OF ILLINOIS
   MY COMMISSION EXPIRES: 04/25/00
  ------------------------------------